Series Number:  8
For period ending 11/30/11

48)	Investor, A & C
First $1 billion  0.573%
Next $1 billion  0.521%
Next $3 billion 0.491%
Next $5 billion 0.471%
Next $15 billion 0.458%
Next $25 billion 0.456%
Over $50 billion 0.455%

Institutional
First $1 billion 0.373%
Next $1 billion 0.321%
Next $3 billion 0.291%
Next $5 billion 0.271%
Next $15 billion 0.258%
Next $25 billion 0.256%
Over $50 billion 0.255%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   27,145
                                Institutional Class              13,674
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 470
                                C Class                                                                                 116

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1735
                               Institutional Class                                                      $0.1848
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1595
        C Class                                            $0.1173

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           158,840
                              Institutional Class     103,374

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   3,788
                                    C Class                                                             1,253

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.26
                                Institutional Class  $11.26

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.26
                                    C Class                                                            $11.25

Series Number:  10
For period ending 11/30/11

49)	Investor, A, B & C
First $1 billion  0.703%
Next $1 billion  0.651%
Next $3 billion  0.621%
Next $5 billion  0.601%
Next $15 billion   0.588%
Next $25 billion   0.586%
Over $50 billion   0.585%

Institutional
First $1 billion 0.503%
Next $1 billion 0.451%
Next $3 billion 0.421%
Next $5 billion 0.401%
Next $15 billion 0.388%
Next $25 billion 0.386%
Over $50 billion 0.385%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   3,806
                                Institutional Class              135
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,040
        B Class                                                28
                                C Class                                                                                 559

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2286
                               Institutional Class                                                      $0.2374
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2177
        B Class                                           $0.1460
        C Class                                            $0.1849

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           19,245
                              Institutional Class     597

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   9,303
                                    C Class                                                             3,132

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $8.79
                                Institutional Class  $8.79

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $8.78
                                    C Class                                                            $8.78

Series Number:  11
For period ending 11/30/11

50)	Investor, A, B & C
First $1 billion 0.573%
Next $1 billion 0.521%
Next $3 billion 0.491%
Next $5 billion 0.471%
Next $15 billion 0.458%
Next $25 billion 0.456%
Over $50 billion 0.455%

Institutional
First $1 billion 0.373%
Next $1 billion 0.321%
Next $3 billion 0.291%
Next $5 billion 0.271%
Next $15 billion 0.258%
Next $25 billion 0.256%
Over $50 billion 0.255%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   508
                                Institutional Class              5
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 300
        B Class                                                4
                                C Class                                                                                 44

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2062
                               Institutional Class                                                      $0.2175
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1923
        B Class                                           $0.1198
        C Class                                            $0.1508

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           2,837
                              Institutional Class     24

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   1,580
                                    C Class                                                             290

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.18
                                Institutional Class  $11.17

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.17
                                    C Class                                                            $11.17

Series Number:  12
For period ending 11/30/11

51)	Investor, A & C
First $1 billion 0.733%
Next $1 billion 0.681%
Next $3 billion 0.651%
Next $5 billion 0.631%
Next $15 billion 0.618%
Next $25 billion 0.616%
Over $50 billion 0.615%

Institutional
First $1 billion 0.533%
Next $1 billion 0.481%
Next $3 billion 0.451%
Next $5 billion 0.431%
Next $15 billion 0.418%
Next $25 billion 0.416%
Over $50 billion 0.415%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   151
                                Institutional Class              14
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 139
        C Class                                                 32

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1653
                               Institutional Class                                                      $0.1762
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1519
        C Class                                            $0.1112

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           699
                              Institutional Class     121

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   867
                                    C Class                                                             264

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.86
                                Institutional Class  $10.86

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.87
                                    C Class                                                            $10.86